WHEN RECORDED RETURN TO:
Vinson & Elkins L.L.P.
1001 Fannin, Suite 3562
Houston, Texas  77002-6760
Attention: Linda Daugherty

                   FIRST AMENDMENT TO MORTGAGE,
            SECURITY AGREEMENT AND FINANCING STATEMENT


      THIS FIRST AMENDMENT TO MORTGAGE, SECURITY AGREEMENT AND
FINANCING STATEMENT (this "Amendment") is entered into as of the effective time and date hereinafter stated (the "Effective Date") by and between KINDER MORGAN OPERATING L.P. "B" (formerly known as Enron Transportation Services, L.P.), a Delaware limited partnership with an address for notice hereunder of 1301 McKinney Street, Suite 3450, Houston, Texas 77010 ("Mortgagor") and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association with offices and banking quarters at 301 South College Street, Charlotte, North Carolina 28288, individually (in such capacity, "First Union") and as agent for the lenders which are or become parties to the Credit Agreement referred to below (collectively called the "Lenders") (in such capacity as agent, together with its successors in such capacity, the "Mortgagee").


                          R E C I T A L S


      A. Mortgagor and First Union previously entered into a Credit Agreement dated as of December 29, 1994, as amended (the "Prior Credit Agreement").

      B. The Prior Credit Agreement is secured by, among other things, that certain Mortgage, Security Agreement and Financing Statement dated of even date therewith from Mortgagor to First Union (the "Mortgage").

      C. The Mortgage was duly recorded in Uinta County, Wyoming on January 9, 1995 in Book 642, Page 320 in the Mortgage Records with Entry No. R68617.

      D. Of even date herewith, Mortgagor, Mortgagee and the Lenders are entering into that certain Credit Agreement, and in connection therewith, Mortgagor and Mortgagee now desire to amend the Mortgage.

      NOW, THEREFORE, in view of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, Mortgagor and Mortgagee do hereby agree as follows:

      1. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage.

      2. All references in the Mortgage to "this Mortgage", as defined in the opening paragraph of the Mortgage shall mean the Mortgage as amended hereby and as the same may from time to time be further amended or supplemented.

      3. Each Lender has appointed and authorized First Union to act as its agent under the Mortgage pursuant to Section 11.01 of the Credit Agreement, therefore, all references in the Mortgage to "Mortgagee", as defined in Section
1.1 of the Mortgage shall be deemed to be references to First Union National Bank of North Carolina, as agent for the Lenders.

      4.   Article II of the Mortgage is amended to read as follows:

                       "INDEBTEDNESS SECURED

           This conveyance is made to secure and enforce the payment of the following indebtedness, obligations and liabilities:

            (a) Payment of and performance of any and all indebtedness, obligations and liabilities of Mortgagor pursuant to the Credit Agreement dated as of February 14, 1997 among Mortgagor, Mortgagee and the lenders party thereto (the "Lenders") (as amended, restated or supplemented from time to time the "Governing Agreement"), including without limitation, those certain promissory notes which are or may be executed by Mortgagor in the aggregate principal amount of $15,875,000 with final maturity on or before February 14, 1999 and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part (such notes, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part, being hereafter called the "Revolving Credit Notes");

           (b) Replacement Term Note dated of even date herewith executed by Mortgagor payable to the order of First Union National Bank of North Carolina in the face amount of $23,700,000, bearing interest and payable as therein provided with a final maturity of all principal and interest of February 14, 1999 and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part (such notes, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part, being hereafter the "Replacement Term Note"; the Revolving Credit Notes and the Term Note being herein collectively referred to as the "Notes");

           (c) Payment of any sums which may be advanced or paid by Mortgagee under the terms hereof on account of the failure of Mortgagor to comply with the covenants of Mortgagor contained herein; and all other indebtedness of Mortgagor arising pursuant to the provisions of this Mortgage;

           (d) Payment of any additional loans made by the Lenders to Mortgagor. It is contemplated that the Lenders may lend additional sums to Mortgagor from time to time, but shall not be obligated to do so, and Mortgagor agrees that any such additional loans shall be secured by this Mortgage;

           (e) Payment of and performance of any and all present or future obligations of Mortgagor according to the terms of any present or future interest or currency rate swap, rate cap, rate floor, rate collar, exchange transaction, forward rate agreement or other exchange or rate protection agreements or any option with respect to any such transaction now existing or hereafter entered into between Mortgagor and Mortgagee or any of the Lenders;

           (f) Payment of and performance of any and all present or future obligations of Mortgagor according to the terms of any present or future swap agreements, cap, floor, collar, exchange transaction, forward agreement or other exchange or protection agreements relating to crude oil, natural gas or other hydrocarbons or any option with respect to any such transaction now existing or hereafter entered into between Mortgagor and Mortgagee or any of the Lenders;

           (g) All reimbursement obligations for drawn or undrawn portions under that certain irrevocable letter of credit in the amount of $24,128,548.00 issued by First Union National Bank of North Carolina (the "Replacement Letter of Credit") and any letter of credit now outstanding or hereafter issued under or pursuant to the Governing Agreement in replacement of the Replacement Letter of Credit; and

           (h) Payment of and performance of any and all other indebtedness, obligations and liabilities of any kind of Mortgagor to the Mortgagee or any Lender, now or hereafter existing, arising directly between Mortgagor and the Mortgagee or any Lender or acquired outright, as a participation, conditionally or as collateral security from another by the Mortgagee or any Lender, absolute or contingent, joint and/or several, secured or unsecured, due or not due, arising by operation of law or otherwise, or direct or indirect, including indebtedness, obligations and liabilities to the Mortgagee or any Lender of Mortgagor as a member of any partnership, syndicate, association or other group, and whether incurred by Mortgagor as principal, surety, endorser, guarantor, accommodation party or otherwise.

           The term "Indebtedness" as used herein shall mean and include said Notes and all other indebtedness described, referred to or mentioned in paragraphs (a) through (h), inclusive, of this Article II and all renewals, extensions and modifications thereof and all substitutions therefor, in whole or in part. Notwithstanding any other provision of this Mortgage, the Indebtedness shall not include any reimbursement obligation under the Support Letter of Credit (as defined in the Governing Agreement) that may be issued under the Governing Agreement and any principal or interest outstanding on the Support Term Note (as defined in the Governing Agreement)."

      5. All references to "Default Rate" in the Mortgage shall be deemed to be references to "Post-Default Rate" as such term is defined in the Credit Agreement.

      6. Mortgagor hereby confirms that it has heretofore granted, bargained, sold, conveyed, transferred and assigned and granted a security interest in the Mortgaged Property to First Union, and Mortgagor further grants, bargains, sells, conveys, transfers and assigns and grants a security interest in the Mortgaged Property to Mortgagee to secure the payment and performance of the Indebtedness as amended herein.

      7. The parties hereto hereby acknowledge and agree that except as specifically amended, changed or modified hereby, the Mortgage shall remain in full force and effect in accordance with its terms. None of the rights, titles and interests existing and to exist under the Mortgage are hereby released, diminished or impaired, and Mortgagor hereby reaffirms all covenants, representations and warranties made in the Mortgage.

      8. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof.

      EXECUTED as of the 14th day of February, 1997 (the "Effective Date").

                               MORTGAGOR:

                               KINDER MORGAN OPERATING L.P. "B"
                               (formerly known as Enron Transportation Services, L.P.)

                               By: Kinder Morgan G.P., Inc. (formerly known as Enron Liquids Pipeline Company), its General Partner


                                    By:________________________________
                                    Name:  Thomas B. King
                                    Title: President

                               MORTGAGEE:

                               FIRST UNION NATIONAL BANK OF
                               NORTH CAROLINA, AS AGENT



                               By:__________________________________
                                  Name:   Michael J. Kolosowsky
                                  Title:  Vice President

STATE OF TEXAS     )
                   )
COUNTY OF HARRIS   )

      The foregoing instrument was acknowledged before me this ___ day of February, 1997 by Thomas B. King, President of Kinder Morgan G.P., Inc. (formerly known as Enron Liquids Pipeline Company), a Delaware corporation, General Partner of KINDER MORGAN OPERATING L.P. "B", a Delaware limited partnership, on behalf of such corporation as General Partner of such limited partnership.



                               ------------------------------
                               Notary Public in and for the
                               State of Texas
                               Seal:

STATE OF NORTH CAROLINA   )
                          )
COUNTY OF MECKLENBURG     )


      The foregoing instrument was acknowledged before me this ___ day of February, 1997 by Michael J. Kolosowsky, Vice President of FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, on behalf of such association.



                               ------------------------------
                               Notary Public in and for the
                               State of North Carolina
                               Seal: